UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION

13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2005

ADVANCED MAGNETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction

of incorporation)

0-14732 (Commission File No.)	04-2742593 (IRS Employer Identification No.)

61 Mooney Street Cambridge, Massachusetts (Address of Principal Executive Offices)	02138 (Zip Code)

(617) 497-2070
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The following information and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On November 16, 2005 Advanced Magnetics, Inc. (the “Company”) issued a press release setting forth the Company’s results of operations and financial condition for the quarter and fiscal year ended September 30, 2005. The Company's press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 5.02.     Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.

On November 15, 2005, Dr. Brian J.G. Pereira was appointed the Company’s President. In order to vacate the position, Jerome Goldstein resigned as the Company’s President. Mr. Goldstein will continue to serve as the Chairman of the Company’s Board of Directors, Chief Executive Officer and Treasurer.

Brian J.G. Pereira, M.D., age 47, has been a director of the Company since July 2004. Dr. Pereira served as President and Chief Executive Officer of the New England Health Care Foundation at Tufts-New England Medical Center from October 2001 to November 2005, and held various other positions at Tufts-New England Medical Center from 1993 to 2001. He is a Professor of Medicine at Tufts University School of Medicine and at the Sackler School of Biomedical Sciences of Tufts University. Dr. Pereira served as President of the National Kidney Foundation from 2002 to 2004, and has served on the editorial board of twelve scientific journals. He also serves as a director of the National Kidney Foundation, Aksys, Inc., Kidney Care Partners, Wellbound Inc., and Satellite Health Care Inc. In addition, Dr. Pereira is a member of the advisory boards of Amgen, Inc. and Sigma-Tau Pharmaceuticals, Inc. along with several other organizations.

On July 12, 2005, the Company and Dr. Pereira also entered into a consulting agreement pursuant to which Dr. Pereira provides advice and consultation to the Company in the areas of business development, product marketing, medical affairs, Data and Safety Monitoring Board and Scientific Advisory Board recruitment.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

The Company hereby furnishes the following exhibit:

99.1	Press release dated November 16, 2005

The Company hereby files the following exhibit:

99.2	Press release dated November 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MAGNETICS, INC.

By: /s/ Michael N. Avallone

Name: Michael N. Avallone

Title: Chief Financial Officer

Date: November 16, 2005

EXHIBIT INDEX

99.1	Press release dated November 16, 2005.

99.2	Press release dated November 15, 2005.